                                                                 EXHIBIT 10.34

                SECOND AMENDMENT TO OPEN-END COMMERCIAL MORTGAGE
                      AND ASSIGNMENT OF LEASE AND RENTALS
                           (Secures Future Advances)
                Maximum Indebtedness not to Exceed $8,800,000.00

     THIS AMENDMENT TO OPEN-END COMMERCIAL MORTGAGE AND ASSIGNMENT OF LEASES
AND RENTALS, is made and entered into this   6th     day of February, 1995, by
and between Standard Federal Bank, a federal savings bank, of 2600 West Big Beaver Road, Troy, Michigan 48084 ("Mortgagee"), and Galion Dump Bodies, Inc., a Michigan corporation, of 6200 Elmridge, Sterling Heights, Michigan 48318 ("Mortgagor").

     WITNESSETH:

     WHEREAS, on June 29, 1993, in order to secure a promissory note dated June 29, 1993 by Mortgagor in favor of Mortgagee, Mortgagor granted to Mortgagee an Open-End Commercial Mortgage and Assignment of Lease and Rentals (the "Mortgage") on certain real property located in the City of Winesburg, County of Holmes and State of Ohio, which real property is more particularly described in the attached Exhibit A; and which Mortgage was recorded on July 13, 1993, in Volume 202, Page 527, Holmes County Recorder, and

     WHEREAS, the Mortgage was amended by an Amendment to Open-end Commercial Mortgage and Assignment of Lease and Rentals, dated September 15, 1994, and recorded on September 30, 1994, in Volume 214, Page 9, Holmes County Recorder (the "Amendment to Mortgage, and

     WHEREAS, the parties hereto desire to further amend the Mortgage in the manner hereinafter set forth.

     NOW, THEREFORE, in consideration of One and No/100 Dollar ($1.00) and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Mortgage is hereby amended to secure, in addition to the indebtedness described in the Mortgage and the Amendment to Mortgage, two Promissory Notes (Line of Credit) from the Mortgagor to Mortgagee, of even date herewith, under which total principal in the amount of $800,000.00 may be outstanding (collectively, the "Notes"), such Notes identified as being secured by the Mortgage by statements thereon, including the payment of principal and interest of such indebtedness according to the terms of the Notes, and all other amounts payable by Mortgagor thereunder, and any and all extensions and renewals thereof, however evidenced. The Notes have been executed pursuant to a Loan Agreement of even date herewith by and between the Mortgagor and the Mortgagee (the "Loan Agreement"). The indebtedness secured by the Mortgage shall hereafter be deemed to include the indebtedness and obligations evidenced by the Notes and the Loan Agreement, as well as the indebtedness described in the Mortgage and the Amendment to Mortgage, such that the total indebtedness secured by the Mortgage has been increased to $8,800,000.00.

     2. In all other respects, the Mortgage is hereby ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

WITNESSES:

                                Galion Dump Bodies, Inc.,
                                       a Michigan corporation

                                By:
---------------------------        ---------------------------------------
                                       Carl Jaworski


                                       Its:     Treasurer
---------------------------                -------------------------------


                                Standard Federal Bank, a federal
                                     savings bank


                                By:
---------------------------        ---------------------------------------


                                       Its:
---------------------------                -------------------------------


STATE OF MICHIGAN   )
                    ) ss
COUNTY OF OAKLAND   )

     The foregoing instrument was acknowledged before me this  6th day of
February     , 1995, by Carl Jaworski, who is the Treasurer of Galion Dump
Bodies, Inc., a Michigan corporation, on behalf of the corporation.


                                _______________________________

                                Notary Public

                                ______________ County, Michigan

                                My Commission Expires:_________

STATE OF MICHIGAN   )
                    ) ss
COUNTY OF OAKLAND   )

     The foregoing instrument was acknowledged before me this
6th   day of  February  , 1995, by  David J. Bartlett     , a  Vice President
of Standard Federal Bank, a federal savings bank, on behalf of the Bank.



                                _______________________________

                                Notary Public

                                ______________ County, Michigan


                                My Commission Expires:_________

DRAFTED BY:                          AFTER RECORDING RETURN TO:

Daniel C. Watson                     Commercial Loan Department
Standard Federal Bank                Standard Federal Bank
2600 West Big Beaver Road            2600 West Big Beaver Road
Troy, Michigan 48084                 Troy, Michigan 48084





                                      -3-